DEBT SETTLEMENT AGREEMENT

TO: Doral Energy Corp.
111 N. Sepulveda Blvd., Suite 250
Manhattan Beach, CA 90266

Attention: H. Patrick Seale

1. War Chest Capital Multi-Strategy Fund, LLC ("WAR") is the holder of outstanding convertible debt of Doral Energy Corp. ("DRLY") in the principal amount Twenty Five Thousand Dollars ($25,000.00) (the "Debt") plus all accrued but unpaid interest associated with said Principal.

2. WAR and DRLY wish to settle the Debt pursuant to a conversion of the Debt into shares of DRLY common stock resulting from DRLY's inability to otherwise satisfy the Debt.

3. DRLY hereby agrees to amend the terms of the Debt by permitting WAR to convert shares at Five Tenths of One Cent ($0.0125) per share at the close of business on the date signed hereunder.

4. This Agreement shall be construed as to both validity and performance and enforced in accordance with and governed by the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

5. This Agreement may not be modified or changed except by an instrument or instruments in writing executed by the parties hereto.

6. This Agreement may not be modified or changed except by an instrument or instruments in writing executed by the parties hereto.

(SIGNATURE PAGE TO FOLLOW)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date below.

War Chest Capital Multi-Strategy Fund, LLC
By: War Chest Capital Partners, LLC
Managing Member

By: [signature]
Name: Howard Blum
Title: Managing Member

Doral Energy Corp.

By: ____________________
Name: H. Patrick Seale
Title: President

Date: 9/16/10

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date below.

War Chest Capital Multi-Strategy Fund, LLC
By: War Chest Capital Partners, LLC
Managing Member

By: ______________________________
Name: Howard Blum
Title: Managing Member

Date:

Doral Energy Corp.

By: [signature]
Name: ~~H. Patrick Seale~~ Brad Heidelberg
Title: ~~President~~ Independent Director
Doral Energy Corp.

Sept. 16, 2010